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                                                                 EXHIBIT 10.18




                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                            WIT CAPITAL GROUP, INC.,

                              E*TRADE GROUP, INC.,

                                       AND

                           CERTAIN ENTITIES AFFILIATED

                       WITH GENERAL ATLANTIC PARTNERS, LLC


                                  MAY 15, 2000


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                            STOCK PURCHASE AGREEMENT

                  THIS STOCK PURCHASE AGREEMENT is made as of May 15, 2000 by and among Wit Capital Group, Inc., a Delaware corporation (the "Seller"), E*TRADE Group, Inc., a Delaware corporation ("E*TRADE"), and the other investors identified on Schedule A (E*TRADE and such other investors each being referred to herein individually as a "Purchaser" and collectively as the "Purchasers").

                  WHEREAS, the Seller and E*TRADE are entering into a Strategic Alliance Agreement (the "Alliance Agreement"), pursuant to which the Seller will offer investment banking products and services to customers of E*TRADE and its affiliates, upon the terms and subject to the conditions contained in the Alliance Agreement;

                  WHEREAS, the Seller and E*TRADE are entering into an Account Transfer Agreement (the "Transfer Agreement"), pursuant to which the Seller will (and will cause its subsidiaries to) transfer to E*TRADE and its affiliates all right, title and interest in and to the retail brokerage accounts maintained by the Seller and its subsidiaries; and

                  WHEREAS, the Purchasers wish to purchase from the Seller, and the Seller wishes to sell to the Purchasers, the Shares (as defined below), upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.        PURCHASE AND SALE OF STOCK.

                  1.1 SALE AND ISSUANCE OF STOCK. Subject to the terms and conditions of this Agreement, the Seller agrees to issue and sell to the Purchasers (or their designees), and each of the Purchasers agree severally and not jointly to purchase (or cause its designee to purchase) from the Seller the number of shares (collectively, the "Shares") of common stock, par value $0.01 per share, of the Seller (the "Common Stock") set forth opposite each Purchaser's name on SCHEDULE A attached hereto at a price per share equal to $10.25 (the "Purchase Price").

                  1.2 THE CLOSING. The closing of the purchase and sale of the Shares (the "CLOSING") shall be held at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California, upon satisfaction or waiver of each of the conditions set forth in Sections 4 and 5. At the Closing, the Seller will deliver the Shares to the Purchasers against payment of the Purchase Price for the Shares by wire transfer of immediately available funds to an account or accounts designated by the Seller.

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        2.        REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller hereby represents and warrants to each Purchaser that:

                  2.1 ORGANIZATION; QUALIFICATION. The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has full corporate power and authority to carry on its business as it is now being conducted and to own, lease or operate the properties and assets as currently owned, leased or operated; and (iii) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such licensing or qualification or, if the Seller is not so licensed or qualified in any such jurisdiction, it can become so qualified in such jurisdiction without any material adverse effect (including assessment of state taxes for prior years) upon its business and properties. The Seller has heretofore delivered to the Purchasers complete and correct copies of the Certificate of Incorporation and Bylaws of the Seller, as presently in effect.

                  2.2 AUTHORIZATION; VALIDITY OF AGREEMENT; SELLER ACTION. The Seller has full corporate power and authority to execute and deliver this Agreement, and to execute the obligations hereunder. The execution, delivery and performance by the Seller of this Agreement have been duly authorized by the Seller's Board of Directors and no other corporate action on the part of the Seller is necessary to authorize the execution and delivery by the Seller of this Agreement. This Agreement has been duly executed and delivered by the Seller and, assuming due and valid authorization, execution and delivery thereof by the Purchasers, this Agreement is a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

                  2.3 VALID ISSUANCE OF STOCK. The Shares, when issued, sold and delivered in accordance with the terms hereof, and the Alliance Shares and the Warrant (each as defined in the Alliance Agreement), including the shares of Common Stock issuable upon exercise of the Warrant, when issued, sold (as applicable) and delivered in accordance with the terms of the Alliance Agreement or the Warrant (as the case may be), will be duly authorized and validly issued, fully paid and nonassessable and will be delivered free and clear of any liens, security interests, charges, preemptive rights and other encumbrances or restrictions on sale and, assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

                  2.4 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for the filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), the HSR Act (as defined in the Merger Agreement referred to below), and state securities laws, none of the execution, delivery or performance of this Agreement by the Seller, or compliance by the Seller with any of the provisions hereof, shall (i) conflict with or result in any breach of any provision of the certificate of incorporation, the bylaws or similar organizational documents of the Seller,
(ii) require any filing with, or permit, authorization, consent or approval of, any governmental entity, (iii) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Parent

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Agreement (as defined in the Merger Agreement), or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller, or to which the Seller is a party or by which any of its properties or assets is bound, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Seller and its subsidiaries, taken as a whole. There are no third party consents or approvals required to be obtained for the execution, delivery and performance of, or consummation of the transactions contemplated under, this Agreement or any Parent Agreement (as defined in the Merger Agreement) prior to the Closing, except for such consents and approvals the failure of which to be obtained would not, individually or in the aggregate, have a material adverse effect on the Seller and its subsidiaries, taken as a whole.

                  2.5 LEGAL PROCEEDINGS. Neither the Seller nor the directors, officers or employees of the Seller is a party to any, and there are no, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature pending or, to the Seller's knowledge, threatened in writing against any of them or any of their respective properties or assets relating to the business of the Seller, or that challenges this Agreement, or that would have a material adverse effect on the performance by the Seller of its obligations hereunder or the consummation of the transactions contemplated hereby.

                  2.6 MERGER AGREEMENT. The representations and warranties of the Seller contained in the Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement) among the Seller, Wit SoundView Corporation and E*OFFERING Corp. (the "Company") are true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects), and the Seller has performed and will perform its obligations and is (and, at the Closing will be) in compliance with the Merger Agreement in all material respects.

                  2.7 BROKERS OR FINDERS. No agent, broker, investment banker, financial advisor or other firm or person is or shall be entitled to any brokers or finders fee or any other commission or similar fee in connection with this Agreement.

        3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, severally and not jointly with the other Purchasers, represents and warrants to the Seller that:

                  3.1 AUTHORIZATION; VALIDITY OF AGREEMENT; PURCHASER ACTION. Such Purchaser is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate, limited partnership or limited liability company, as the case may be, power and authority to execute and deliver this Agreement, and perform its obligations hereunder. The execution, delivery and performance by such Purchaser of this Agreement have been duly authorized by such Purchaser's Board of Directors, general partner or managing member, as the case may be, and no other corporate, limited partnership or limited liability company, as the case may be, action on the part of such Purchaser is necessary to authorize the execution and delivery by such Purchaser of this Agreement. This Agreement has been duly executed and delivered by such Purchaser and, assuming due and valid authorization, execution and delivery thereof by the Seller, this Agreement is a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms.

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                  3.2 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for the
filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the rules and regulations of the NASD, the HSR Act, and state securities laws none of the execution, delivery or performance of this Agreement by such Purchaser, or compliance by such Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of any provision of the certificate of incorporation, the bylaws the limited partnership agreement, the operating agreement or similar organizational documents of such Purchaser, (ii) require any filing with, or permit, authorization, consent or approval of, any governmental entity, (iii) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Company Agreement (as defined in the Merger Agreement), or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Purchaser, and to which such Purchaser is a party or by which any of its assets is bound, or any of its properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on such Purchaser and its subsidiaries, taken as a whole. There are no third party consents or approvals required to be obtained for the execution, delivery and performance of, or the consummation of the transactions contemplated under, this Agreement or under any Company Agreement (as defined in the Merger Agreement) prior to the Closing, except for such consents and approvals the failure of which to be obtained would not, individually or in the aggregate, have a material adverse effect on such Purchaser and its subsidiaries, taken as a whole.

                  3.3 PRIVATE PLACEMENT. Each Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act. Such Purchaser hereby confirms that the Shares purchased by such Purchasers (or its designee) will be acquired for the account of such Purchaser (or its designee) and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, except as otherwise contemplated hereby.

        4. CONDITIONS TO PURCHASERS' OBLIGATION AT CLOSING. The obligation of each Purchaser to purchase Shares at the Closing is subject to the satisfaction at or prior to the Closing of the following conditions:

                  4.1 REPRESENTATIONS AND WARRANTS. The representations and warranties of the Seller set forth in Section 2 hereof shall be true and correct in all material aspects on and as of the Closing with the same force and effect as though the same had been made on and as of the Closing (except to the extent they relate to a particular date). The Seller shall have performed in all material respects all of its obligations to be performed under this Agreement, and each Purchaser shall have received at the Closing a certificate to the effect of the foregoing dated the date of the Closing and executed by the President or a Senior Vice President of the Seller.

                  4.2 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. Without limiting the foregoing, all waiting periods

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under the HSR Act relating to the purchase and sale of the Shares hereunder shall have expired or been terminated.

                  4.3 SECURITIES LAWS. The offer and sale of the Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the qualification requirements of all applicable state securities laws.

                  4.4 LEGAL OPINION. The Purchasers shall have received a legal opinion from Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Seller, addressed to the Purchasers and dated the date of the Closing, as to the organization and qualification of the Seller, and the due execution, validity and enforceability of this Agreement, and permitting the Purchasers to rely upon the opinions delivered pursuant to Sections 9.2(g) of the Merger Agreement as though they were directly addressed to the Purchasers, in form and substance reasonably satisfactory to Purchasers.

                  4.5 ANCILLARY AGREEMENTS. The Alliance Agreement, the Transfer Agreement and the Merger Agreement (each in the form executed as of the date hereof or with such modifications or amendments as E*TRADE and General Atlantic Partners, LLC shall have approved in writing) shall be in full force and effect, and the Merger and the closing of the transfer of retail brokerage accounts contemplated by the Merger Agreement and the Transfer Agreement, respectively, shall have been consummated in accordance with the terms thereof (without any waiver by the Company of any of the conditions to closing or its rights thereunder, unless such waiver shall have been approved in writing in advance by E*TRADE and General Atlantic Partners LLC).

        5. CONDITIONS TO THE SELLER'S OBLIGATION AT CLOSING. The obligation of the Seller to sell the Shares at the Closing is subject to the satisfaction at or prior to the Closing of the following conditions:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser set forth in Section 3 hereof shall be true and correct in all material aspects on and as of the Closing with the same force and effect as though the same had been made on and as of the Closing (except to the extent they relate to a particular date). Each Purchaser shall have performed in all material respects all of its obligations to be performed under this Agreement. The Seller shall have received at the Closing a certificate to the effect of the foregoing dated the date of the Closing and executed by the President or an Executive or Senior Vice President of the Purchaser.

                  5.2 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. Without limiting the foregoing, all waiting periods under the HSR Act relating to the purchase and sale of the Shares hereunder shall have expired or been terminated.

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                  5.3 SECURITIES LAWS. The offer and sale of the Shares to the
Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the qualification requirements of all applicable state securities laws.

        6.        COVENANTS.

                  6.1 FURTHER ASSURANCES. Each of the parties agree to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to any applicable laws), to effect sale and purchase of the Shares as promptly and practicable including, but not limited to: (i) the preparation and filing of all forms, registrations and notices (including, without limitation, under the HSR
Act) required to be filed to consummate the sale and purchase of the Shares and the taking of such actions necessary to obtain any requisite approvals, consents, orders, exemptions or waivers the such actions as are reasonably necessary (including, without limitation, making filings by any third party or governmental authority), (ii) the satisfaction of the other party's or parties' conditions to Closing. In addition, neither party will take after the date of this Agreement any action that would reasonably be expected to materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any government authority necessary to be obtained prior to Closing.

                  6.2 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Shares, the Alliance Shares and the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Shares") to the public without registration, the Seller agrees that as long as the Purchasers own any of the Shares, Alliance Shares or Warrant Shares and such securities are unregistered under the Securities Act, the Seller will:

                    (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                    (b) File with the Commission in a timely manner all reports and documents required of the Seller under the Securities Act and the Securities and Exchange Act of 1934, as amended (the "Exchange Act"); and

                    (c) Furnish to each of the Purchasers forthwith upon request, a written statement by the Seller as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual and quarterly report of the Seller, and such other reports and documents of the Seller as any Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing Purchasers to sell any Shares without registration under the Securities Act.

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                  6.3 REGISTRATION RIGHTS. Subject to the Purchasers being
entitled to assign, sell, hypothecate and otherwise transfer the Alliance Shares or the shares of Common Stock received by the Purchasers in the merger pursuant to the Merger Agreement (the "Merger Shares") or any interest therein in accordance with the provisions of the Lockup Agreement dated as of the date hereof between the parties hereto, the Purchasers shall be entitled to the following registration rights:

                      (a) PIGGYBACK REGISTRATION RIGHTS.

                          (i) If the Seller plans to file a registration
statement under the Securities Act to register any shares of Common Stock for offering or sale by it or any of its stockholders (the "Piggyback Registration Statement") (except in connection with any stock option plan, stock purchase plan, savings or similar plan), the Seller shall provide the Purchasers the right to include the Shares, the Alliance Shares, the Warrant Shares, the Merger Shares, shares of Common Stock beneficially owned by officers and directors of the Purchasers, and any Stock Distributions (as defined below), in each case together with the associated Parent Rights (as defined in the Merger Agreement) or any similar rights (collectively, the "Securities") in the Piggyback Registration Statement (the "Piggyback Right"), by providing the Purchasers with at least ten (10) business days prior written notice thereof. At the written request of the Purchasers, given within ten (10) business days after the receipt of such notice, the Seller will use its reasonable best efforts to cause all of the securities for which registration have been requested to be included in the Piggyback Registration Statement.

                          (ii) In the event that the proposed offering is an
offering by the Seller that is, in whole or in part, an underwritten public offering of shares of Common Stock, and the managing underwriters determine and advise in writing that the inclusion of the Securities proposed to be included in the underwritten public offering and any other issued and outstanding shares of Common Stock or other securities proposed to be included therein by the securityholders of the Seller (the "Other Securities") would interfere with the successful marketing (including pricing) of the shares, the amount of the Purchasers' Securities and the Other Securities to be included in such underwritten public offering shall be reduced first, pro rata among the holders of the Securities and the Other Securities (other than those beneficially owned by Capital Z Partners and Goldman, Sachs & Co.), and then pro rata among the holders of the Other Securities beneficially owned by Capital Z Partners and Goldman, Sachs & Co.; PROVIDED, HOWEVER, that the Seller shall use its reasonable best efforts, including but not limited to obtaining the consents required from holders of Other Securities and Capital Z Partners and Goldman, Sachs & Co., to include the Securities on a pari passu basis with the Other Securities in any such underwritten public offering, without the above priority of share inclusion in favor of Capital Z Partners and Goldman, Sachs & Co. upon underwriter cutbacks.

                      (b) DEMAND REGISTRATION RIGHT. Each of E*TRADE, on the one hand, and the other Purchasers, on the other hand, shall have the right, exercisable not more than twice during any twelve-month period, to demand, by providing written notice to the Seller (the "Demand Registration Right"), that the Seller file a registration statement on Form S-3 (or a successor form or other form which the Seller is eligible to use) to register the Securities for resale by the Purchasers in an offering that is not underwritten (the "Registration Statement"). The Seller agrees to use its reasonable best efforts
(i) to file the Registration Statement with the

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Securities and Exchange Commission ("SEC") within twenty (20) days of receipt of any such notice of exercise of the Demand Registration Right, (ii) to obtain the effectiveness of the Registration Statement and (iii) to keep such Registration Statement effective for a period of ninety (90) days, or (in the case of a shelf registration) one hundred eighty (180) days, after its effectiveness. Each of the Purchasers agree that it will cease making offers and sales under the Registration Statement upon the giving of any notice (the "Notice") by the Seller that the Registration Statement must be amended or supplemented. If the Seller shall give any such notice, the Seller will agree to keep the Registration Statement effective after it is amended or supplemented for such period of time equal to the sum of (x) the number of days beginning with the date of the Notice to the date the Purchasers have received an effective amended prospectus or a supplemented prospectus plus (y) ninety (90), or (in the case of a shelf registration) one hundred eighty (180) days, less the number of days the Registration Statement was useable by the Purchasers prior to the Notice.

                      (c) Whenever the Seller is required to register any of the Securities pursuant to any of the provisions of this Section 6.3, the Seller shall also be obligated to do the following:

                          (i) Furnish to the Purchaser or Purchasers selling
Securities pursuant to such registration such copies of preliminary and final prospectuses and such other documents as the Purchaser may reasonably request to facilitate the public offering of the Securities;

                          (ii) Use its best efforts to register or qualify the
Securities covered by said registration statement under the securities or Blue Sky laws of such jurisdictions as the Purchaser or Purchasers selling Securities pursuant to such registration may reasonably request; provided, however, that Seller shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject Seller to any tax in any such jurisdiction where it is not then so subject;

                          (iii) List the Securities covered by said registration
statement on any national stock exchange or over-the-counter market on which the Common Stock is listed or quoted for trading;

                          (iv) Permit the Purchaser or Purchasers selling
Securities pursuant to such registration or its counsel or other representatives, at such Purchaser's expense, to inspect and copy such corporate documents and records as may reasonably be requested by them; and

                          (v) Furnish to the Purchaser or Purchasers selling
Securities pursuant to such registration a copy of all documents filed and all correspondence to or from the Securities and Exchange Commission in connection with any such offering.

                      (d) Each of the Purchasers shall bear all of the fees and expenses of its counsel in connection with the registration statement and the offering. The Seller shall bear all other expenses in connection with the preparation and filing of any Registration Statement and

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its pro rata share of all other expenses in connection with the preparation and filing of any Piggyback Registration Statement under this Section 6.3, any registration or qualification under the securities or Blue Sky laws of states in which the offering will be made under either such registration statement and any filing fee of the NASD relating to such offering and of any underwriters' or brokers' commission.

                      (e) In connection with any public underwritten offering, the Seller and the Purchasers or Purchasers selling Securities pursuant to such registration shall enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of the Seller's size and investment stature, including indemnification.

        7.        MISCELLANEOUS.

                  7.1 TERM; TERMINATION. This Agreement may be terminated by the Purchasers or the Seller if the Merger Agreement, Alliance Agreement or Transfer Agreement is terminated in accordance with the terms thereof or if the merger under the Merger Agreement is not consummated in accordance with the terms thereof on or before October 31, 2000.

                  7.2 SURVIVAL; ADDITIONAL SECURITIES. The representations and warranties set forth in Sections 2 and 3 shall survive until the first anniversary of the Closing, after which time they shall be of no further force or effect; PROVIDED, HOWEVER, that the representations and warranties contained in Section 2.3 shall survive forever. Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization or reorganization distributed with respect to the Securities, including securities issuable upon conversion or exercise thereof ("STOCK DISTRIBUTIONS"), shall be immediately subject to the covenants and agreements set forth in Section 6 to the same extent the Shares are at such time covered by such provisions.

                  7.3 SUCCESSORS, ASSIGNS AND THIRD PARTY BENEFICIARIES. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Except as provided in Section 6.4, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Except as provided in Section 6.4, notwithstanding anything to the contrary contained herein, the covenants set forth in Section 6 shall not be binding upon any entity (other than an affiliate of the Purchasers) which acquires any Shares or a Stock Distribution in a transaction permitted hereunder or, with respect to such Shares or Stock Distribution, the Seller.

                  7.4 ENTIRE AGREEMENT. This Agreement (and the documents referred to herein) constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

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                  7.5 NOTICES. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be made or given as provided in the Alliance Agreement.

                  7.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Seller and Purchasers.

                  7.7 DISPUTES. All disputes arising in connection with this Agreement shall be resolved in accordance with Section 13.1 of the Merger Agreement.

                  7.8 EXPENSES. Irrespective of whether the Closing is effected, the Seller and each of the Purchasers shall each pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. Each party hereby represents and warrants to the other that it has not incurred, and will not incur, any brokerage or finders' fees or commissions in connection with the purchase and sale of the Shares hereunder.

                  7.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  7.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  7.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.12 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without regard to the conflict of law provisions thereof.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the day and year hereinabove first written.

                                     WIT CAPITAL GROUP, INC.

                                     By: ___________________________________
                                         Name:
                                         Title:

                                     E*TRADE GROUP, INC.

                                     By: ___________________________________
                                         Name:
                                         Title:

                                     GENERAL ATLANTIC PARTNERS 68, L.P.
                                     By: General Atlantic Partners, LLC,
                                         its general partner

                                     By: ____________________________________
                                         Name:
                                         Title:

                                     GAPSTAR, LLC

                                     By: General Atlantic Partners, LLC,
                                         its managing member

                                     By: ____________________________________
                                         Name:
                                         Title:

                                     GAP COINVESTMENT PARTNERS II, L.P.

                                     By: ____________________________________
                                     Name:
                                     Title:

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS

----------------------------- ---------------- --------------------
                                 NUMBER OF       TOTAL PURCHASE
                                  SHARES         PRICE OF SHARES
NAME                             PURCHASED
----------------------------- ---------------- --------------------
E*TRADE GROUP, INC.               2,000,000         $20,000,000
----------------------------- ---------------- --------------------
GENERAL ATLANTIC PARTNERS
68, L.P.                          1,623,536         $16,235,360
----------------------------- ---------------- --------------------
GAPSTAR, LLC                        125,000          $1,250,000
----------------------------- ---------------- --------------------
GAP COINVESTMENT
PARTNERS II, L.P.                   251,464          $2,514,645
----------------------------- ---------------- --------------------






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